SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2004.

STONERIDGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of Principal Executive Offices)	(Zip Code)

                        (330) 856-2443

Registrant’s Telephone Number, Including Area Code

ITEM 12. Results of Operations and Financial Condition.

On April 22, 2004, Stoneridge, Inc. issued a press release announcing first quarter 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONERIDGE, INC.

Date: April 22, 2004	/s/ Kevin P. Bagby
Kevin P. Bagby
Treasurer and Chief Financial Officer
(Principal Financial and Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated April 22, 2004, announcing first quarter 2004 earnings.

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